Fees Summary	Nov. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,121,502.64
Previously Paid Amount	0.00
Total Fee Amount	845.38
Total Offset Amount	0.00
Net Fee	$ 845.38